UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020

Sunrun Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Bush Street, Suite 1400

San Francisco, California 94104

(Address of principal executive offices, including zip code)

(415) 580-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 6, 2020, Sunrun Inc., a Delaware corporation (“Sunrun”), Viking Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Sunrun (“Merger Sub”), and Vivint Solar, Inc., a Delaware corporation (“Vivint Solar”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Vivint Solar (the “Merger”), with Vivint Solar continuing as the surviving corporation of the Merger as a direct wholly owned subsidiary of Sunrun (the “Surviving Corporation”).

Subject to the terms and conditions set forth in the Merger Agreement, each share of Vivint Solar common stock, par value $0.01 per share (“Vivint Solar Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than the shares of Vivint Solar Common Stock owned by Sunrun, Merger Sub, any other wholly owned subsidiary of Sunrun or Vivint Solar immediately prior the Effective Time, including Vivint Solar Common Stock held in treasury by Vivint Solar, and in each case not held on behalf of third parties) will be converted automatically into the right to receive 0.55 shares (the “Exchange Ratio”) of Sunrun common stock, par value $0.0001 per share (“Sunrun Common Stock”), and, if applicable, an amount in cash, without interest, rounded down to the nearest cent, in lieu of any fractional share interest in Sunrun Common Stock to which such holder otherwise would have been entitled. The shares of Sunrun Common Stock to be issued in connection with the Merger will be listed on The NASDAQ Stock Market LLC (“NASDAQ”). The Merger is intended to qualify as a reorganization for U.S. federal income tax purposes.

At the Effective Time, Vivint Solar’s equity awards granted under Vivint Solar’s equity compensation plans outstanding as of the Effective Time will, except as set forth below, be converted into a corresponding award with respect to Sunrun Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the Exchange Ratio. Certain options to purchase shares of Vivint Solar Common Stock and restricted stock units outstanding as of the Effective Time and held by non-employee directors or current and former employees of Vivint Solar who will not be employed by Sunrun following the closing of the Merger (the “Closing”) will be cancelled and such holders will have the right to receive an amount in cash calculated based on the Exchange Ratio. Each award of “LTIP Credits” pursuant to a Vivint Solar long term incentive pool plan (an “LTIP Award”) that is outstanding as of immediately prior to the Effective Time will be canceled and terminated, and as soon as practicable following the Effective Time and Sunrun’s filing of a Form S-8 registration statement registering the remaining share reserves of the Vivint Solar, Inc. 2014 Equity Incentive Plan, each holder of a cancelled LTIP Award will be granted a restricted stock unit award that can be settled in shares of Sunrun Common Stock (a “Replacement RSU Award”), with the number of shares underlying such award (and the applicable exercise price) calculated as if certain performance hurdles were achieved. The Replacement RSU Award will vest in three equal installments, subject to the grantee’s continued provision of services to Sunrun or the Surviving Corporation, through each of 30 days, nine months and 18 months following the Closing Date.

The Merger Agreement provides that Sunrun will increase the number of directors that comprise the Sunrun board of directors at the Effective Time by two directors and fill such vacancies with (1) one director serving on the board of directors of Vivint Solar designated by Vivint Solar (which director shall be designated as a Class III director of Sunrun) and (2) David Bywater, Vivint Solar’s Chief Executive Officer (who shall be designated as a Class I director of Sunrun).

The completion of the Merger is subject to customary conditions, including: (1) the adoption of the Merger Agreement by Vivint Solar stockholders and the approval of the issuance of shares of Sunrun Common Stock in connection with the Merger by Sunrun stockholders; (2) the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) the absence of any order or law that has the effect of enjoining or otherwise making illegal the consummation of the Merger; (4) the approval for listing of the shares of Sunrun Common Stock that will be issuable pursuant to the Merger Agreement on NASDAQ and the effectiveness of a registration statement with respect to such Sunrun Common Stock; (5) subject to certain exceptions, the accuracy of the representations and warranties of the other party and performance by each party in all material respects of its obligations under the Merger Agreement; (6) the absence of a material adverse effect; and (7) receipt by each of Sunrun and Vivint Solar of an opinion of its respective outside counsel or another nationally recognized law firm (including outside counsel to the other party) to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement includes customary representations, warranties and covenants of Sunrun and Vivint Solar and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between execution of the Merger Agreement and the Effective Time, (2) its obligation to call a meeting of its stockholders to adopt the Merger Agreement (in the case of Vivint Solar) or approve the issuance of shares of Sunrun Common Stock in connection with the Merger (in the case of Sunrun) and (3) its non-solicitation obligations in connection with alternative acquisition proposals (however, under certain circumstances, a party may change its recommendation to its stockholders in response to a superior proposal or an intervening event if such party’s board of directors determines in good faith that the failure to take such action would be inconsistent with the directors’ fiduciary duties under Delaware law).

The Merger Agreement provides for certain termination rights for both parties and provides that, in connection with a termination of the Merger Agreement under certain specified circumstances, Vivint Solar will be required to pay Sunrun a termination fee of $54 million or Sunrun will be required to pay Vivint Solar a termination fee of $45 million or $107 million.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of actual fraud or a willful breach and (2) were made only as of the dates specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Support Agreements

Simultaneously with the execution of the Merger Agreement, Sunrun and 313 Acquisition LLC, an affiliate of The Blackstone Group Inc. (“313 Acquisition”), have entered into a support agreement (the “Vivint Solar Support Agreement”), pursuant to which 313 Acquisition agreed, among other things, to vote its shares of Vivint Solar Common Stock in favor of the adoption of the Merger Agreement and against any alternative proposal. 313 Acquisition also agreed not to transfer any shares of Vivint Solar Common Stock, subject to certain exceptions including for certain permitted transfers from and after the date of Vivint Solar’s stockholder meeting, or any adjournment or postponement thereof, in each case, at which a vote in favor of the Merger is obtained. The foregoing description of the Vivint Solar Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Vivint Solar Support Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also simultaneously with the execution of the Merger Agreement, Tiger Global Investments, L.P. and Tiger Global Long Opportunities Master Fund, L.P. (collectively, “Tiger Global”) and Vivint Solar have entered into a support agreement (the “Sunrun Support Agreement”), pursuant to which Tiger Global agreed, among other things, to vote its shares of Sunrun Common Stock in favor of the approval of the issuance of shares of Sunrun Common Stock pursuant to the Merger Agreement and against any alternative proposal. Tiger Global also agreed not to transfer any shares of Sunrun Common Stock currently held by it until the conclusion of Sunrun’s duly convened stockholder meeting, or at any adjournment or postponement thereof, in each case, at which a vote on the issuance of Sunrun Common Stock in connection with the Merger is taken. The foregoing description of the Sunrun Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Sunrun Support Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Simultaneously with the execution of the Merger Agreement and to be effective as of the Effective Time, Sunrun, 313 Acquisition, Blackstone VNT Co-Invest L.P., Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI-ESC L.P., Blackstone Family Investment Partnership VI L.P., Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P. and Todd R. Pedersen (collectively, the “Holders” and each, a “Holder”) have entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Holders agreed, among other things, that if Sunrun registers its securities for public sale or sale pursuant to the exercise of any demand rights, Sunrun will, at the request of a Holder, include such shares of Sunrun Common Stock held by such Holder in the registration. The Holders have also agreed to lockup 50% of the shares of Sunrun Common Stock obtained as a result of the Merger for 60 days following Closing and the remaining 50% for 120 days following Closing, subject to certain exceptions. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Effective July 6, 2020, the Board of Directors of Sunrun adopted resolutions to amend Sunrun’s Amended and Restated Bylaws to provide that unless Sunrun consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. The foregoing description of Sunrun’s amendment to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment to the Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 6, 2020, by and among Sunrun Inc., Viking Merger Sub, Inc. and Vivint Solar, Inc.*

3.1	Amendment to Amended and Restated Bylaws

10.1	Support Agreement, dated as of July 6, 2020, by and between Sunrun Inc. and 313 Acquisition LLC

10.2	Support Agreement, dated as of July 6, 2020, by and among Vivint Solar, Inc., Tiger Global Investments, L.P. and Tiger Global Long Opportunities Master Fund, L.P.

10.3

Registration Rights Agreement, dated as of July 6, 2020, by and among Sunrun Inc., 313 Acquisition LLC, Blackstone VNT Co-Invest L.P., Blackstone Capital Partners VI L.P., Blackstone Family Investment Partnership VI-ESC L.P., Blackstone Family Investment Partnership VI L.P., Summit Partners Growth Equity Fund VIII-A, L.P., Summit Partners Growth Equity Fund VIII-B, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P. and Todd R. Pedersen

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The Schedules and exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements based upon or relating to Sunrun’s and Vivint Solar’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements generally relate to future events or future financial or operating performance. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will be,” “will likely result” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements may include, but are not limited to, statements concerning the expected benefits of the transaction; cost synergies and opportunities resulting from the transaction; Sunrun’s leadership position in the industry; the availability of rebates, tax credits and other financial incentives including solar renewable energy certificates, or SRECs, and federal and state incentives; regulations and policies related to net metering and interconnection limits or caps and decreases to federal solar tax credits; determinations by the Internal Revenue Service of the fair market value of Sunrun’s and Vivint Solar’s solar energy systems; changes in regulations, tariffs and other trade barriers and tax policy; the retail price of utility-generated electricity or electricity from other energy sources; federal, state and local regulations and policies governing the electric utility industry and developments or changes with respect to such regulations and policies; the ability of Sunrun and Vivint Solar to manage their supply chains (including the availability and price of solar panels and other system components and raw materials) and distribution channels and the impact of natural disasters and other events beyond their control; the ability of Sunrun and Vivint Solar and their industry to manage recent and future growth, product offering mix, and costs (including, but not limited to, equipment costs) effectively, including attracting, training and retaining sales personnel and solar energy system installers; Sunrun’s and Vivint Solar’s strategic partnerships and expected benefits of such partnerships; the sufficiency of Sunrun’s and Vivint Solar’s cash, investment fund commitments and available borrowings to meet anticipated cash needs; the need and ability of Sunrun and Vivint Solar to raise capital, refinance existing debt and finance their respective obligations and solar energy systems from new and existing investors; the potential impact of interest rates on Sunrun’s and Vivint Solar’s interest expense; the course and outcome of litigation and investigations and the ability of Sunrun and Vivint Solar to consummate the transactions contemplated by the definitive transaction agreement in a timely manner or at all. These statements are not guarantees of future performance; they reflect Sunrun’s and Vivint Solar’s current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. These risks include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement or the failure to satisfy the closing conditions; the possibility that the consummation of the proposed transactions is delayed or does not occur, including the failure of the parties’ stockholders to approve the proposed transactions; uncertainty regarding the timing of the receipt of required regulatory approvals for the merger and the possibility that the parties may be required to accept conditions that could reduce or eliminate the anticipated benefits of the merger as a condition to obtaining regulatory approvals or that the required regulatory approvals might not be obtained at all; the outcome of any legal proceedings that have been or may be instituted against the parties or others following announcement of the transactions contemplated by the definitive transaction agreement; challenges, disruptions and costs of closing, integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected; risks that the merger and other transactions contemplated by the definitive transaction agreement disrupt current plans and operations that may harm the parties’ businesses; the amount of any costs, fees, expenses, impairments and charges related to the merger; uncertainty as to the effects of the announcement or pendency of the merger on the market price of the parties’ respective common stock and/or on their respective financial performance; uncertainty as to the long-term value of Sunrun’s and Vivint Solar’s common stock; the ability of Sunrun and Vivint Solar to raise capital from third parties to grow their business; any rise in interest rates which would increase the cost of capital; the ability to meet covenants in investment funds and debt facilities; the potential inaccuracy of the assumptions employed in calculating operating metrics; the failure of the energy industry to develop to the size or at the rate Sunrun and Vivint Solar expect; and the inability of Sunrun and Vivint Solar to finance their solar service offerings to customers on an economically viable basis. These risks and uncertainties may be amplified by the ongoing COVID-19 pandemic, which has caused significant economic uncertainty and negative impacts on capital and credit markets. The extent to which the COVID-19 pandemic impacts Sunrun’s and Vivint Solar’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, many of which are unpredictable, including, but not limited to, the duration and spread of the pandemic, its severity, the actions to contain the pandemic or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

Any financial projections in this filing are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sunrun’s and Vivint Solar’s control. While all projections are necessarily speculative, Sunrun and Vivint Solar believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this filing should not be regarded as an indication that Sunrun and Vivint Solar, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Sunrun’s and Vivint Solar’s most recent reports on Form 10-K, Form 10-Q, Form 8-K and other documents on file with the United States Securities and Exchange Commission (“SEC”). These forward-looking statements represent estimates and assumptions only as of the date made. Unless required by federal securities laws, Sunrun and Vivint Solar assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this document with the understanding that Sunrun’s and Vivint Solar’s actual future results may be materially different from what Sunrun and Vivint Solar expect. Sunrun and Vivint Solar qualify all of their forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

In connection with the proposed merger, Sunrun intends to file with the SEC a registration statement on Form S-4, which will include a document that serves as a prospectus of Sunrun and a joint proxy statement of Sunrun and Vivint Solar (the “joint proxy statement/prospectus”). After the registration statement has been declared effective by the SEC, the joint proxy statement/prospectus will be delivered to stockholders of Sunrun and Vivint Solar. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF SUNRUN AND VIVINT SOLAR ARE URGED TO READ THE

JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when available) and other documents filed by Sunrun and Vivint Solar with the SEC, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Sunrun will be made available free of charge on Sunrun’s website at http://investors.sunrun.com/ under the heading “Filings & Financials” and then under the subheading “SEC Filings.” Copies of documents filed with the SEC by Vivint Solar will be made available free of charge on Vivint Solar’s website at http://investors.vivintsolar.com/ under the link “Financial Information” and then under the heading “SEC Filings.”

Participants in the Solicitation

Sunrun and Vivint Solar and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Sunrun common stock and Vivint Solar common stock in respect of the proposed transaction. Information about Sunrun’s directors and executive officers is set forth in Sunrun’s Form 10-K for the year ended December 31, 2019 and the proxy statement for Sunrun’s 2020 Annual Meeting of Stockholders, which were filed with the SEC on February 27, 2020 and April 17, 2020, respectively. Information about Vivint Solar’s directors and executive officers is set forth in Vivint Solar’s Form 10-K for the year ended December 31, 2019 and the proxy statement for Vivint Solar’s 2020 Annual Meeting of Stockholders, which were filed with the SEC on March 10, 2020 and April 24, 2020, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele General Counsel

Date: July 10, 2020